                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C, 20549

                             FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            April 26, 2000
                         -----------------------
                               Date of Report
                         (Date of Earliest Event Reported)

                             Power Technology, Inc.
                   --------------------------------------------------
                   (Exact Name of Registrant as Specified in its Charter)

                                1000 W. Bonanza Road
                               Las Vegas, Nevada 89106
                            -------------------------------
                              (Address of principal executive offices)

                                          702/382-3385
                          -----------------------------------------
                         (Registrant's telephone number, including area code)

                                                    N/A
                   -----------------------------------------------------------
                 (Former name and former address, if changed since last report)


Nevada                    0-24867                    88-0395816
--------                ------------                -------------------
(State or other         (Commission                 (I.R.S. Employer
jurisdiction of         File Number)                Identification No.)
incorporation)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 26, 2000, Crouch, Bierwolf & Chisholm, the Company's independent certified public accountants since 1999, resigned at the request of the Company from the audit engagement of the Company effective for the fiscal year ended January 31, 2000.

    The decision to change accountants was approved by the Board of Directors of the Registrant.

    The financial statements of the Registrant during the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles; however, the independent auditor's reports for the fiscal years ended January 31, 1999 and 1998 were qualified to the extent and assumption that the Registrant will continue as a going concern.

    There were no disagreements with Crouch, Bierwolf & Chisholm on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure which would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

    On April 26, 2000, G. Brad Beckstead, Certified Public Accountants, located at 330 E. Warm Springs Road, Las Vegas, Nevada 89119, was engaged by the Company to audit the consolidated balance sheet of the Company as of January 31, 2000, and the related statements of income, stockholders' equity, and cash flows for the year then ended.

    During the two most recent fiscal years or any subsequent interim period, the new independent accountant had not been engaged as either the principal accountant of the Registrant to audit its financial statements or of any significant subsidiary, nor has the Registrant consulted with it regarding any accounting issue, auditing or financial reporting issue regarding such financial statements or any reportable event.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter of Crouch, Bierwolf & Chisholm regarding change in certifying accountant.


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                        SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                       Power Technology, Inc.

                       By: /s/ Lee A. Balak
                         ------------------------------
                          Lee A. Balak, President

Date: April 27, 2000


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                                                                    EXHIBIT 23

U.S. Securities and Exchange Commission
Washington, DC

Gentlemen:

     Crouch, Bierwolf & Chisholm agrees with the statements of Power Technology, Inc. as contained in its Form 8-K report dated April 27, 2000.

Sincerely,

Crouch, Bierwolf & Chisholm
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By: /s/ Todd Chisholm
  --------------------------------------------------------------
   Todd Chisholm